EXHIBIT 31.01

              CERTIFICATION PURSUANT TO 15 U.S.C. 78M(A) OR 78O(D)
                 (SECTION 302 OF THE SARBANES OXLEY ACT OF 2002)

I, Michael Hopper, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Ocean Power Corporation;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements and other financial information included in this quarterly report fairly present in all material respects the financial condition, results of operations and cash flows of Ocean Power Corporation as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Ocean Power Corporation and have:

      a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known by others within those entities, particularly during the period in which this report is being prepared;

      b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d) Disclosed in this report any changes in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Ocean Power Corporation's auditors and the audit committee of Ocean Power Corporation's board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Ocean Power Corporation's ability to record, process, summarize and report financial information; and

      b)    any fraud,  whether or not  material,  that  involves  management or
            other  employees  who  have  a  significant   role  in  Ocean  Power
            Corporation's internal controls over financial reporting.

       /s/ MICHAEL HOPPER
       ----------------------------
Name:  Michael Hopper
Title: Authorized Signatory
Date:  January 31, 2008